Exhibit 10.17 Office Lease Agreement between Michael J. Tracy and Tracy Corporation II

                                 Lease Agreement

     This Agreement made as of November 1, 2002 by and between Michael J. Tracy, referred to herein as LESSOR, and Tracy Corporation II, A Nebraska corporation
(TRACY), referred to herein as LESSEE:

                                   WITNESSETH:

     Whereas, Lessor and Lessee have reached an understanding with respect to the lease by Lessee of certain real property and the improvements thereon owned by Lessor.

     Now, therefore, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, it is agreed as follows:

     1.  LEASE. Lessor hereby leases to Lessee and Lessee leases from Lessor on the terms and conditions set forth herein, that portion of the building and improvements and land used by Lessee in the conduct of business (herein after referred to as the Premises) as reflected on Exhibit A, attached, hereto and incorporated herein by this reference.

     2.  TERM. The term of this lease shall be for five (5) years commencing
November 1, 2002 and expiring October 31, 2007.

     3.  RENT. LESSEE shall pay to LESSOR as rent the amounts of $2,500.00 per month in advance,  payable on or before the fifth (5th) day of each month of the term as rental for the property described on the attached Exhibit A.

     4.  UTILITIES. TRACY will pay prior to delinquency all charges for utilities servicing the Premises.

     5.  TAXES. TRACY shall pay all real estate taxes on the premises prior to delinquency. LESSEE shall pay prior to delinquency any personal property tax attributable to personal property owned by each and located on the Premises.

     6.  INSURANCE. LESSEE shall procure and keep in force at their expense fire and extended coverage insurance covering the Premises together with public liability insurance, all coverages to be in amounts as agreed to by the parties.
LESSOR shall be named as an additional insured on all of such insurance policies. LESSEE shall be shown as a named insured under such policy. LESSEE shall separately procure and keep in force at their expense any insurance covering their respective items of personal property located on the Premises. In any event, LESSEE will indemnify LESSOR and hold him harmless from and in connection with any liability, cost or expense arising from or in any way connected with the activities of the respective LESSEE on the Premises.

     7.  REPAIRS AND MAINTENANCE.
          a.   LESSEE shall at their expense be responsible for repairs and replacements in connection with the structural components of the
               Premises including roof, floor, walls, doors and glass, heating and air-conditioning systems, plumbing system including plumbing fixtures, and electrical system. In the event of need of repairs or replacements hereunder, LESSEE shall notify LESSOR thereof, and LESSOR shall promptly cause repairs and/or replacements, as appropriate, to be accomplished. Any proceeds from the fire and extended coverage insurance occasioned by an occurrence covered by such insurance shall be used to make such repairs and
               replacements.
          b.   LESSEE shall maintain their respective portions of the Premises in a clean and orderly state, free of junk and debris.

     8.  REMODELING AND ALTERATIONS. LESSEE may not make any alterations on the
Premises or remodel the same without the express written consent of LESSOR. Any alterations or remodeling shall be and remain a part of the Premises at the termination of this lease.

     9.  ASSIGNMENT AND SUBLEASING. LESSEE may not assign or sublease all or any portion of the Premises without the express written consent of LESSOR.

     10. DEFAULT.  In the event of any default or breach hereunder by any party, any one or more parties not defaulting shall give notice thereof to the defaulting party, which shall have fifteen (15) days to cure the default. If the default is not cured within such period, then any of the parties not defaulting may pursue any remedy available at law or in equity. Failure of any of the non-defaulting parties to give such notice will not be deemed to be a waiver of any continuing or subsequent default or breech.

     11. NOTICES.  All notices provided for herein shall be in writing and shall be given via mailing by United States first class mail, certified, postage prepaid, and properly addressed to the last-known address of the recipient.

     12. AMEDMENT OR MODIFICATION. This agreement may be amended or modified only by a document executed by both parties.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year, first above written.

                                         Michael J. Tracy, LESSOR

                                         TRACY CORPORATION II
                                         A Nebraska Corporation,

                                         By
                                           ---------------------------------
                                         President, LESSEE

                                    EXHIBIT A
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Lot 6, Block 1, Pioneer Plaza Addition to the City of Gering, Nebraska.